Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Donald J. O’Neill, certify that:

1. I have reviewed this amended annual report on Form 10-K/A of Mediabistro Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

August 1, 2013

/s/ Donald J. O’Neill

Donald J. O’Neill

Vice President and Chief Financial Officer

(Principal financial officer and chief accounting officer)